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                                                                   EXHIBIT 10.55

                     FIRST AMENDMENT TO PURCHASE AGREEMENT

     THIS FIRST AMENDMENT TO PURCHASE AGREEMENT (the "First Amendment") dated as of September 9, 1997, is executed by and among Boyd Kenner, Inc., a Louisiana corporation ("BKI"), Boyd Louisiana, L.L.C., a Nevada limited liability company ("Purchaser"), Boyd Gaming Corporation, a Nevada corporation ("Guarantor"), Treasure Chest Casino, L.L.C., a Louisiana limited liability company ("Treasure Chest"), and each of the persons set forth on Exhibit A hereto (such persons collectively, the "Selling Members," and severally, a "Selling Member").

A. Purchaser, Guarantor, Treasure Chest and Selling Members entered into that certain Purchase Agreement dated July 11, 1997 (the "Agreement").

B. Unless expressly defined herein, all capitalized terms used herein shall have the same meaning as set forth in the Agreement.

C. Purchaser, Guarantor, Treasure Chest and Selling Members desire to amend the Agreement as provided herein.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

     1. Section 6.1(b) is hereby deleted and the following is substituted therefore:

         by either BKI or the Members' Representative, by written notice to the other parties hereto by 5:00 p.m., New Orleans time, on or before October 3, 1997, if the approval of the Louisiana Gaming Control Board as required by Section 5.1.2 hereof shall not have been obtained on or before September 30, 1997, (unless the failure to obtain such approval shall be due to any breach of this Agreement by the parties seeking to terminate), unless such date shall be extended by the mutual written consent of each BKI, Treasure Chest and the Members' Representative. Notwithstanding anything in this Section 6.1(b) or otherwise in this Agreement to the contrary, if such approval of the Louisiana Gaming Control Board is not obtained on or before September 30, 1997, the parties agree to extend this Agreement and to cooperate in good faith to extend the termination date of the Management Agreement such that Louisiana Gaming Control Board approval may be obtained and the transaction contemplated by this Agreement closed prior to such termination date; provided further that BKI and Guarantor agree to use their reasonable best efforts to obtain all necessary regulatory approvals in connection with such extension of the Management Agreement termination date.

     2. Section 6.1(f) is hereby amended by changing the date September 15, 1997 in the last line thereof to September 30, 1997.

     3. This First Amendment may be executed in multiple counterparts, which together shall constitute one and the same document. Facsimile copies hereof and facsimile signatures hereon shall have the force and effect of originals.

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     4.  Except as amended hereby, the Agreement shall remain unmodified and in full force and effect.

     The undersigned have executed this First Amendment as of the day and year first above written.


                                            BOYD KENNER, INC.

                                            By: /s/ WILLIAM S. BOYD
                                            -------------------------------
                                            Name:   William S. Boyd
                                            Title:  President


                                            BOYD LOUISIANA, L.L.C.

                                            By: /s/ WILLIAM S. BOYD
                                            -------------------------------
                                            Name:   William S. Boyd
                                            Title:  Manager


                                            BOYD GAMING CORPORATION

                                            By: /s/ WILLIAM S. BOYD
                                            -------------------------------
                                            Name:   William S. Boyd
                                            Title:  Chairman of the
                                                    Board and Chief
                                                    Executive Officer


                                            TREASURE CHEST CASINO L.L.C.

                                            By: /s/ ROBERT J. GUIDRY
                                            -------------------------------
                                            Name:   Robert J. Guidry
                                            Title:  Chief Executive Officer


                                            /s/ ROBERT J. GUIDRY
                                            -------------------------------
                                                Robert J. Guidry
                                                Members' Representative
                                                & Selling Member